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                                                                    EXHIBIT 23.1
                       CONSENT OF PEDERSEN & HOUPT, P.C.


        Pedersen & Houpt, P.C. hereby consents to all references made to it in the Registration Statement on Form S-8 for the 1994 Stock Incentive Plan of Blue Rhino Corporation, as filed with the Securities and Exchange Commission on June 17, 1999.

                                    /s/ Pedersen & Houpt, P.C.
                                        Chicago, Illinois
                                        June 17, 1999